UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2018

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(Address of principal executive offices)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure.

On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act (the “Act”).  The Act makes many significant amendments to the Internal Revenue Code of 1986, as amended (the “Code”), including reducing the corporate tax rate from 35% to 21%.  Generally accepted accounting principles require that companies record and reflect the impact of the Act in their financial statements for the quarter during which the Act becomes law, even if provisions of the Act become effective at a future date.  Accordingly, FB Financial Corporation (the “Company”) will report the impact of the Act on its results of operations in its financial statements for the fourth quarter and year ended December 31, 2017.

Although the full impact of the Act upon the Company and its operations is not yet known, two notable benefits that the Company has identified as of the date of this Current Report on Form 8-K (this “Report”) are described below:

•
Net Deferred Tax Liability:  As previously reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 that was filed with the Securities and Exchange Commission on November 14, 2017, at September 30, 2017, the Company recorded a net deferred tax liability of approximately $14.4 million (the “Net Deferred Tax Liability”).  As a result of its Net Deferred Tax Liability position and based upon preliminary estimates, the Company currently expects that the revaluation will result in a one-time income tax benefit during the fourth quarter of 2017 of approximately $5.0 million to $7.5 million ($0.16 to $0.24 cents per diluted share).

•
Effective Tax Rate:  As a result of the reduction in tax rates mandated by the Act, the Company currently expects that its effective tax rate for taxable years beginning on or after January 1, 2018 will be approximately 24.5% to 25.5%, which accounts for the newly enacted federal corporate tax rate of 21%, projected nontaxable income, the estimated benefit of deductions for equity-based compensation and the Company’s historic effective state and local income tax rates.

On January 9, 2018, the Company issued a press release disclosing the information described above regarding the Net Deferred Tax Liability position.  Additionally, the Company announced that it will issue its results of operations for the fourth quarter and year ended December 31, 2017, after the market closes on January 22, 2018, and hold a conference call to discuss the results of operations on January 23, 2018.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished according to this Item 7.01.

The information disclosed in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release issued on January 9, 2018

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Report are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  These forward-looking statements include statements relating to the anticipated financial impact of the Act on the Company’s assets, business, cash flow, condition (financial or otherwise), liabilities, liquidity, prospects, results of operations and taxes, the performance of the banking and mortgage industry and the condition of the economy in general.  These forward-looking statements, which are based upon certain assumptions and estimates and describe the Company’s future plans, results, strategies, expectations and projections, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions.

These forward-looking statements are not historical facts and are based upon the Company’s current expectations, estimates, assumptions and projections about its business, its industry and the economy in general.  The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, assumptions and projections will be achieved.  Accordingly, the Company cautions readers of this Report that any such forward-looking statements are not guarantees of future performance or outcomes and are subject to various risks, assumptions and uncertainties.  Although the Company believes that the expectations, estimates, assumptions and projections reflected in these forward-looking statements are reasonable as of the date of this Report, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important risks and other factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, those risks and other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the captions “Cautionary note regarding forward-looking statements” and “Risk Factors.”  Many of these factors are beyond the Company’s ability to control or predict.

Because of these risks and other uncertainties, the Company’s actual results, performance or achievement, or industry results, may be materially different from the anticipated or estimated results discussed in the forward-looking statements in this Report.  The Company’s past results of operations are not necessarily indicative of its future results.  Readers of this Report should not unduly rely on any forward-looking statements, which represent the Company’s beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events.  The Company undertakes no obligation to update these forward-looking statements as a result of new information, future developments or otherwise, except as required by law.  New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.

The Company qualifies all of its forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:	/s/ James R. Gordon
James R. Gordon
Chief Financial Officer

Date:   January 9, 2018